UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 3, 2011

(Date of earliest event reported)

PENSECO FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

000-23777

(Commission File Number)

PA	23-2939222
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of principal executive offices) (Zip Code)

(570) 346 - 7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Current Report on Form 8-K filed by Penseco Financial Services Corporation (the “Company”) with the Securities and Exchange Commission on May 6, 2011, the shareholders of the Company voted on an advisory basis, by a majority of the votes cast at the Company’s 2011 annual meeting of stockholders, that future advisory votes on the compensation of the Company’s named executive officers be held every one year, consistent with the recommendation of the board of directors of the Company. In light of the results of the shareholder advisory vote, the Company has decided that it will include shareholder advisory votes on the compensation of its named executive officers in its proxy materials annually until the next shareholder advisory vote on the frequency of such votes, which will be no later than the Company’s 2017 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Craig W. Best

Name:	Craig W. Best
Title:	President and CEO

Date: September 28, 2011